EXHIBIT 99.2


                        CERTIFICATION OF PERIODIC REPORT

I, William A. Priddy, Jr., Chief Financial Officer and Corporate Vice President of Administration of RF Micro Devices, Inc. (the "Company"), certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



               /S/ WILLIAM A. PRIDDY, JR.
               --------------------------

               William A. Priddy, Jr.
               Chief   Financial   Officer  and
               Corporate   Vice  President  of Administration
               June 16, 2003


A signed original of this written statement required by Section 906 has been provided to RF Micro Devices, Inc. and will be retained by RF Micro Devices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.